UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
March 8, 2023

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 8, 2023, the Board of Directors (the “Board”) of Ross Stores, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”). The full text of the Bylaws as amended is attached hereto as Exhibit 3.2. The amendments took effect immediately upon approval.

The Bylaws were updated to (1) add provisions to accommodate the universal proxy rules adopted by the Securities and Exchange Commission (Rule 14a-19), (2) enhance the clarity and consistency of the advance notice provisions for stockholder proposals and nominations, (3) address changes in the Delaware General Corporations Law relating to the provision of a list of stockholders in connection with stockholder meetings, (4) remove outdated, obsolete provisions, such as those relating to the formerly classified Board, and (5) make various other editorial, clarifying, and conforming revisions.

The foregoing description of the amendments to the Ross Stores, Inc. Amended and Restated Bylaws is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and incorporated by reference herein. The Amended and Restated Bylaws as in effect prior to these amendments (amended March 8, 2017) are attached as Exhibit 3.2 to the Form 10-K filed by the Company for its fiscal year ended January 28, 2017.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Ross Stores, Inc. (as amended March 8, 2023).
104	Cover Page Interactive Data File. (The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2023

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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